Exhibit 23.1




      CONSENT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING  FIRM






TO:     Bosco Flooring , Inc.

     As independent registered certified public accountants, we hereby consent to the inclusion to this Registration Statement on Form SB-2 Amendment # 1, of our report dated May 25, 2007 relating to the financial statements of Bosco Flooring, Inc. and to the reference to our Firm under the caption "Experts" appearing in the Prospectus.


                                               /s/ RBSM  LLP
                                             -------------------
                                                  RBSM LLP

New York, New York
September  10, 2007